NVEST STAR ADVISERS FUND
                            NVEST STAR WORLDWIDE FUND
       Supplement dated December 26, 2000 to Nvest Star Funds Prospectuses
             Classes A, B and C and Class Y each dated May 1, 2000



Effective January 1, 2001, Robert J. Sanborn retires as a co-portfolio manager of the segment of each Fund managed by Harris Associates and Kevin G. Grant replaces him. Edward S. Loeb remains as a co-portfolio manager of such segments. Mr. Grant joined Harris Associates in 1988. He is also Portfolio Manager of the Oakmark Fund and a senior investment analyst for Harris Associates. Mr. Grant, a Chartered Financial Analyst, holds an M.B.A. from Loyola University, a B.S. from the University of Wisconsin-Madison and has over 10 years of investment experience.





                                                                      SP124-1200